UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 17, 2024

Autonomix Medical, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-41940	47-1607810
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

21 Waterway Avenue, Suite 300
The Woodlands, TX 77380
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (713) 588-6150

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
___________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on which Registered
Common Stock, par value $0.001 per share	AMIX	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.                                              ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On October 17, 2024, Autonomix Medical, Inc. (the “Company”) held its annual meeting of stockholders (the "Annual Meeting”). The number of shares of common stock that voted on matters presented at the Annual Meeting was 17,353,091, representing approximately 75.3% of the 23,036,933 shares common stock outstanding as of the August 26, 2024, the record date for the Annual Meeting (the “Record Date”).

Each director nominee was elected and each other matter submitted to a vote of the Company’s stockholders at the Annual Meeting, as described below, was approved by the requisite vote of the Company’s stockholders. The final voting results for each of the proposals submitted to a vote of the stockholders of the Company at the Annual Meeting are set forth below.

The proposals are described in detail in the Company’s Definitive Proxy Statement filed with the U.S. Securities and Exchange Commission (the “SEC”) on September 4, 2024 (the “Proxy Statement”) and are incorporated herein by reference.

Proposal 1. To elect five Board nominees to the Board of Directors of the Company, each to serve until the 2025 annual meeting of stockholders of the Company or until such person’s successor is qualified and elected.

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Walter V. Klemp	14,208,987	50,119	3,093,985
Lori Bisson	14,207,409	51,697	3,093,985
Jonathan P. Foster	14,153,659	105,447	3,093,985
David Robbins	14,160,402	98,704	3,093,985
Christopher Capelli	14,167,760	91,346	3,093,985

Proposal 2. To ratify the appointment of Forvis Mazars, LLP as the Company’s independent registered public accounting firm for the year ending March 31, 2025.

Votes For	Votes Against	Abstain	Broker Non-Votes
16,949,691	89,582	313,817	0

Proposal 3. To approve an amendment to the Company's amended and restated certificate of incorporation to grant the Company’s Board of Directors authority to effect a reverse stock split of the outstanding shares of the Company’s common stock, at a reverse stock split ratio of between 1-for-2 to 1-for-50 (or any whole number in between), as determined by the Board in its sole discretion, prior to the one-year anniversary of the Annual Meeting.

Votes For	Votes Against	Abstain	Broker Non-Votes
13,447,012	3,801,413	104,664	0

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AUTONOMIX MEDICAL, INC.

By:	/s/ Trent Smith
Trent Smith
Chief Financial Officer

Dated: October 17, 2024